Exhibit 10.4

PHANTOM STOCK AGREEMENT

HERCULES OFFSHORE

2004 LONG-TERM INCENTIVE PLAN

This Phantom Stock Agreement (“Agreement”) is made and entered into by and between Hercules Offshore, Inc., a Delaware corporation (the “Company”), and [PARTICIPANT NAME] (the “Participant”) as of [GRANT DATE] (the “Date of Grant”), pursuant to the Amended and Restated Hercules Offshore 2004 Long-Term Incentive Plan (the “Plan”), the terms of which are hereby incorporated by reference. All capitalized terms in this Agreement shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement or in the glossary to this Agreement.

W I T N E S S E T H

WHEREAS, the Company has adopted the Plan to strengthen the ability of the Company to attract, motivate and retain Employees, Outside Directors and Consultants who possess superior capabilities and to encourage such persons to have a proprietary interest in the Company; and

WHEREAS, the Committee believes that the grants of Phantom Stock to the Participant as described herein are consistent with the stated purposes for which the Plan was adopted; and

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereafter set forth and for other good and valuable consideration, the Company and the Participant agree as follows:

1. Phantom Stock. Subject to the conditions and restrictions set forth below and in the Plan, the Company hereby grants to the Participant as of the Date of Grant, an Award of                     shares of Phantom Stock (the “Phantom Shares”).

The Phantom Shares awarded hereunder shall be comprised of:

(a)	Stock-Settled Phantom Shares,

(i)	of which shall be Stock-Settled Financial Performance Phantom Shares, and

(ii)	the remaining of which shall be Stock-Settled Available Days Phantom Shares,

and

(b)	Cash-Settled Phantom Shares,

(i)	of which shall be Cash-Settled Financial Performance Phantom Shares, and

(ii)	the remaining of which shall be Cash-Settled Available Days Phantom Shares.

2. Stock-Settled Phantom Shares

(a)	Vesting

(i)	Stock-Settled Financial Performance Phantom Shares. Subject to the provisions of Paragraphs 2(b) and 4, the number of Stock-Settled Financial Performance Phantom Shares, if any, that shall vest on the Performance Vesting Date and thereby become Earned Stock-Settled Financial Performance Phantom Shares shall be determined as follows:

(A)	If Average Common Stock Price is less than the Threshold Common Stock Price, none of the Stock-Settled Financial Performance Phantom Shares shall become Earned Stock-Settled Financial Performance Phantom Shares.

(B)	If the Average Common Stock Price is equal to or greater than the Target Common Stock Price, all of the Stock-Settled Financial Performance Phantom Shares shall become Earned Stock-Settled Financial Performance Phantom Shares.

(C)	If the Average Common Stock Price is equal to or greater than the Threshold Common Stock Price, but less than the Target Common Stock Price, the number of Stock-Settled Financial Performance Phantom Shares that become Earned Stock-Settled Financial Performance Phantom Shares shall be equal to:

(1)	, plus

(2)	multiplied by a fraction (the value of which shall not be less than 0 nor more than 1),

(I)	the numerator of which shall be the excess of the Average Common Stock Price over the Threshold Common Stock Price; and

(II)	the denominator of which shall be the excess of the Target Common Stock Price over the Threshold Common Stock Price.

(ii)	Stock-Settled Available Days Phantom Shares. Subject to the provisions of Paragraphs 2(b) and 4, the number of Stock-Settled Available Days Phantom Shares, if any, that shall vest on the Performance Vesting Date, and thereby become Earned Stock-Settled Available Days Phantom Shares shall be determined as follows:

(A)	If the Available Days is less than the Threshold Available Days, none of the Stock-Settled Available Days Phantom Shares shall become Earned Stock-Settled Available Days Phantom Shares.

(B)	If the Available Days is equal to or greater than the Target Available Days, all of the Stock-Settled Available Days Phantom Shares shall become Earned Stock-Settled Available Days Phantom Shares.

(C)	If the Available Days is equal to or greater than the Threshold Available Days, but less than the Target Available Days, the number of Stock-Settled Available Days Phantom Shares that become Earned Stock-Settled Available Days Phantom Shares shall be equal to:

(1)	, plus

(2)	multiplied by a fraction (the value of which shall not be less than 0 nor more than 1),

(I)	the numerator of which shall be the excess of the Available Days over the Threshold Available Days; and

(II)	the denominator of which shall be the excess of the Target Available Days over the Threshold Available Days.

All Stock-Settled Phantom Shares that do not become Earned Stock-Settled Phantom Shares in accordance with this Paragraph 2(a) or Paragraph 4 shall be forfeited. Subject to Paragraphs 2(b) and 4, Stock-Settled Phantom Shares that become Earned Stock-Settled Phantom Shares shall be settled in accordance with Paragraph 2(c).

(b)	Reduction. Notwithstanding the other provisions of this Agreement, the Committee shall have the right, which it may exercise in its discretion, to reduce the number of Stock-Settled Phantom Shares that become Earned Stock-Settled Phantom Shares in any way the Committee determines appropriate, including but not limited to, by:

(i)	reducing the number of Earned Stock-Settled Financial Performance Phantom Shares that result from the application of Paragraph 2(a)(i), above,

(ii)	reducing the number of Earned Stock-Settled Available Days Phantom Shares that result from the application of Paragraph 2(a)(ii), above,

(iii)	increasing the Threshold Common Stock Price and/or the Target Common Stock Price,

(iv)	increasing the Threshold Available Days and/or the Target Available Days, and/or

(v)	reducing the number of Stock-Settled Phantom Shares reflected in and taken into account under Paragraphs 2(a)(i)(C)(1), 2(a)(i)(C)(2), 2(a)(ii)(C)(1) and/or 2(a)(ii)(C)(2).

(c)	Settlement of Earned Stock-Settled Phantom Shares. If any of the Stock-Settled Phantom Shares become Earned Stock-Settled Phantom Shares, such Earned Stock-Settled Phantom Shares shall be settled within ten (10) days of the Performance Vesting Date by the Company delivering to the Participant:

(i)	Shares of Common Stock, fully vested as of the Performance Vesting Date, equal in number to one-third (1/3) of the number of Earned Stock-Settled Phantom Shares (with any fractional shares being rounded down to the next whole number); and

(ii)	Shares of Restricted Stock (the “Restricted Shares”) equal to the number of Earned Stock-Settled Phantom Shares minus the number of fully-vested shares of Common Stock delivered to the Participant pursuant to Paragraph 2(c)(i).

The terms of the Restricted Shares shall be as provided in Paragraph 2(d).

(d)	Restricted Shares.

(i)	The Restricted Shares transferred to the Participant in settlement of Earned Stock-Settled Phantom Shares shall be represented by uncertificated shares designated for the Participant in book-entry registration on the records of the Company’s transfer agent or, at the discretion of the Company, by a stock certificate issued and registered in the Participant’s name, in each case subject to the restrictions set forth in this Agreement. Any book-entry uncertificated shares or stock certificates evidencing the Restricted Shares shall be held in custody by the Company pending the satisfaction of the Service Requirement, and as a condition of this Award, the Participant shall, upon request, deliver to the Company a stock power in the form prescribed by the Company with respect to the Restricted Shares. The delivery of any Restricted Shares pursuant to this Agreement is subject to the provisions of Paragraph 11, below.

(ii)	Without limiting the scope of Paragraphs 7 and 8 and other than as permitted under Paragraph 11, no Restricted Shares transferred hereunder to the Participant may be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise unless and until such Restricted Shares have become vested in the Participant in accordance with Paragraphs 2(d)(iii) or 4 and the requirements of Paragraph 11.

(iii)	Subject to the Participant’s satisfaction of the Service Requirements from the Date of Grant through each of the Service Vesting Dates set forth below, Restricted Shares transferred to Participant pursuant to this Agreement shall vest as follows:

Service Vesting Dates	Cumulative Percentage of Restricted Shares Vesting on each Service Vesting Date
February 28, 2014	50%
February 28, 2015	100%

(iv)

Subject to the limitations and restrictions contained herein, the Participant shall have all rights as a stockholder with respect to the Restricted Shares, including the rights to vote and to receive dividends and other distributions; provided, however, that any dividends or other distributions attributable to Restricted Shares that have not otherwise vested shall be subject to the same restrictions as the Restricted Shares to which they related until such restrictions lapse. Cash or other property from dividends or other distributions attributable to Restricted Shares shall not be held in trust, in escrow or otherwise pledged or set aside from the claims of general creditors. If and when Restricted Shares vest hereunder, the amount of dividends or other distributions paid on such shares while such Restricted Shares were held by Participant shall be paid or delivered, after reduction for applicable withholding, as soon as practicable, but not later than ten (10) days following date on which the underlying Restricted Shares become vested.

3. Cash-Settled Phantom Shares.

(a)	Vesting.

(i)	Cash-Settled Financial Performance Phantom Shares. Subject to the provisions of Paragraphs 3(b) and 4, the number of Cash-Settled Financial Performance Phantom Shares that shall vest on the Performance Vesting Date and thereby become Earned Cash-Settled Financial Performance Phantom Shares shall be determined as follows:

(A)	If Average Common Stock Price is equal to or less than the Target Common Stock Price, none of the Cash-Settled Financial Performance Phantom Shares shall become Earned Cash-Settled Financial Performance Phantom Shares.

(B)	If the Average Common Stock Price is equal to or greater than the Maximum Common Stock Price, all of the Cash-Settled Financial Performance Phantom Shares shall become Earned Cash-Settled Financial Performance Phantom Shares.

(C)	If the Average Common Stock Price is greater than the Target Common Stock Price, but less than the Maximum Common Stock Price, the number of Cash-Settled Financial Performance Phantom Shares that become Earned Cash-Settled Financial Performance Phantom Shares shall be equal to multiplied by a fraction (the value of which shall not be less than 0 nor more than 1),

(1)	the numerator of which shall be the excess of the Average Common Stock Price over the Target Common Stock Price; and

(2)	the denominator of which shall be the excess of the Maximum Common Stock Price over the Target Common Stock Price.

(ii)	Cash-Settled Available Days Phantom Shares. Subject to the provisions of Paragraphs 3(b) and 4, the number of Cash-Settled Available Days Phantom Shares that shall vest on the Performance Vesting Date and thereby become Earned Cash-Settled Available Days Phantom Shares shall be determined as follows:

(A)	If the Available Days is equal to or less than the Target Available Days, none of the of Cash-Settled Available Days Phantom Shares shall become Earned Cash-Settled Available Days Phantom Shares.

(B)	If the Available Days is equal to or greater than the Maximum Available Days, all of the Cash-Settled Available Days Phantom Shares shall become Earned Cash-Settled Available Days Phantom Shares.

(C)	If the Available Days is greater than the Target Available Days, but less than the Maximum Available Days, the number of Cash-Settled Available Days Phantom Shares that become Earned Cash-Settled Available Days Phantom Shares shall be equal to multiplied by a fraction (the value of which shall not be less than 0 nor more than 1),

(1)	the numerator of which shall be the excess of the Available Days over the Target Available Days; and

(2)	the denominator of which shall be the excess of the Maximum Available Days over the Target Available Days.

All Cash-Settled Phantom Shares that do not become Earned Cash-Settled Phantom Shares in accordance with this Paragraph 3(a) or Paragraph 4 shall be forfeited. Subject to Paragraphs 3(b) and 4, Cash-Settled Phantom Shares that become Earned Cash-Settled Phantom Shares shall be settled in accordance with Paragraph 3(c).

(b)	Reduction. Notwithstanding the other provisions of this Agreement, the Committee shall have the right, which it may exercise in its discretion, to reduce the number of Cash-Settled Phantom Shares that become Earned Cash-Settled Phantom Shares in any way the Committee determines appropriate, including but not limited to, by:

(i)	reducing the number of Earned Cash-Settled Financial Performance Phantom Shares that result from the application of Paragraph 3(a)(i), above,

(ii)	reducing the number of Earned Cash-Settled Available Days Phantom Shares that result from the application of Paragraph 3(a)(ii), above,

(iii)	increasing the Target Common Stock Price and/or the Maximum Common Stock Price,

(iv)	increasing the Target Available Days and/or the Maximum Available Days, and/or

(v)	by reducing the number of Cash-Settled Phantom Shares reflected in and taken into account under Paragraphs 3(a)(i)(C) and/or 3(a)(ii)(C).

(c)	Settlement. If any of the Cash-Settled Phantom Shares become Earned Cash-Settled Phantom Shares, such Earned Cash-Settled Phantom Shares shall be settled within ten (10) days of the Performance Vesting Date by the Company delivering to the Participant an amount in cash equal to the Fair Market Value of one share of Common Stock, where such Fair Market Value is determined on the Performance Vesting Date of such Earned Cash-Settled Phantom Share, multiplied by the number of Earned Cash-Settled Phantom Shares that vested on that date, less applicable withholding.

4. Effects of Termination and Change of Control.

(a)	If the Participant incurs a Termination:

(i)	Except as provided in Paragraph 4(b), if the Termination occurs before the Performance Certification Date, all Phantom Shares shall be forfeited by the Participant to the Company;

(ii)	If the Termination occurs on or after the Performance Certification Date due to the Participant’s death, all Restricted Shares held by the Participant that are not vested as of the Termination Date shall vest on the date of the Participant’s death.

(iii)	If the Termination occurs on or after the Performance Certification Date for any reason other than the Participant’s death, all Restricted Shares held by the Participant that are not vested as of the Termination Date shall be forfeited by the Participant to the Company, unless the Committee determines in its sole and absolute discretion to elect to accelerate the vesting of some or all of the Restricted Shares.

(b)	The occurrence of a Change of Control shall have the following effects:

(i)	If a Change of Control occurs on or after the last day of the Performance Period (determined without regard to Paragraph 4(b)(iii)) and before the Performance Certification Date, the Performance Vesting Date and all Service Vesting Dates shall be the date of the Change of Control.

(ii)	If a Change of Control occurs on or after the Performance Vesting Date and before one or more Service Vesting Dates, any then-unvested Restricted Shares shall be deemed vested on the date of the Change of Control.

(iii)	If a Change of Control occurs before the last day of the Performance Period (determined without regard to this Paragraph 4(b)(iii)),

(A)	The Performance Period shall be deemed to end on the date of the Change of Control,

(B)	The Performance Vesting Date shall be the date of the Change of Control,

(C)	The Average Common Stock Price shall be deemed to be the Target Common Stock Price,

(D)	The Available Days shall be deemed to be the Target Available Days, and

(E)	All Service Vesting Dates shall be the date of the Change of Control.

5. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

(a)	give the Participant any right to be awarded any further Phantom Shares, Restricted Shares or any other Award in the future, even if Phantom Shares, Restricted Shares or other Awards are granted on a regular or repeated basis, as grants of Phantom Shares, Restricted Shares and other Awards are completely voluntary and made solely in the discretion of the Committee;

(b)	give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any Subsidiary; or

(c)	confer upon the Participant the right to continue in the employment or service of the Company or any Subsidiary, or affect the right of the Company or any Subsidiary to terminate the employment or service of the Participant at any time or for any reason.

6. Voting Rights with Respect to the Phantom Shares and Restricted Shares. The Participant shall have no voting rights with respect to the Phantom Shares. The Participant shall have all voting rights appurtenant to the Restricted Shares.

7. Nonassignability. Other than as permitted under Paragraph 11, no right or benefit under this Agreement, including but not limited to the Phantom Shares and any Restricted Shares, shall (i) be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void, or (ii) in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then any and all rights and benefits under this Agreement shall cease and terminate. Payment of cash or transfer of Common Stock in settlement of an Earned Phantom Share shall be made only to the Participant during his or her lifetime, to his or her estate if the Participant is deceased, or if the Participant is mentally incapacitated, to the Participant’s guardian or legal representative. Any attempted assignment or transfer in violation of this provision or Section 13 of the Plan shall be null and void. In the case of the Participant’s death, the personal representative or other person entitled to succeed to the rights of the Participant under the Participant’s will or under the applicable laws of descent and distribution shall succeed to such rights.

8. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Phantom Shares awarded hereunder or in any Restricted Shares which may or may not be transferred hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person, including but not limited to the vesting requirements, shall have been complied with as specified herein.

9. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

10. Securities Act. The Company will not be required to deliver any shares of Common Stock pursuant to this Agreement if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable federal or state securities laws or regulations. The Committee may require that the Participant, prior to the issuance of any such shares, sign and deliver to the Company a written statement, which shall be in a form and contain content acceptable to the Committee, in its sole discretion (“Investment Letter”):

(a)	stating that the Participant is acquiring the shares for investment and not with a view to the sale or distribution thereof;

(b)	stating that the Participant will not sell any shares of Common Stock that the Participant may then own or thereafter acquire except either:

(i)	through a broker on a national securities exchange or

(ii)	with the prior written approval of the Company; and

(c)	containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act or other applicable federal or state securities laws and regulations.

11. Federal and State Taxes.

(a)	Any vested shares of Common Stock and cash or other property payable or deliverable to the Participant hereunder shall be subject to the payment of, or shall be reduced by, any amount or amounts which the Company is required to withhold under the then-applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), or its successors, or any other federal, state or local tax withholding requirement. When the Company is required to withhold any amount or amounts under the applicable provisions of the Code, the Company shall withhold from the vested shares of Common Stock to be issued to the Participant a number of shares, or from any cash or other property payable or deliverable to hereunder, necessary to satisfy the Company’s withholding obligations. The number of shares of Common Stock to be withheld shall be based upon the Fair Market Value of the shares on the date of withholding.

(b)	Notwithstanding Paragraph 11(a), above, if the Participant elects, and the Committee agrees, the Company’s withholding obligations may instead be satisfied as follows:

(i)	the Participant may deliver to the Company a sufficient number of shares of Common Stock then owned by the Participant to satisfy the Company’s withholding obligations, based on the Fair Market Value of the shares as of the date of withholding; or

(ii)	the Participant may deliver sufficient cash to the Company to satisfy its withholding obligations.

(c)	Authorization of the Participant to the Company to withhold taxes pursuant to one of the alternatives described in Paragraph 11(b), above, must be in a form and content acceptable to the Committee. The payment or authorization to withhold taxes by the Participant shall be completed prior to the delivery of any shares pursuant to this Agreement. An authorization to withhold taxes pursuant to this provision will be irrevocable unless and until the tax liability of the Participant has been fully paid.

12. Authority of Committee. Notwithstanding provisions of the Plan to the contrary:

(a)	for purposes of this Agreement, all references to the “Committee” shall mean only those members of the Compensation Committee of the Board of Directors of the Company who are Outside Directors or a properly constituted and authorized sub-committee of the Compensation Committee of the Board of Directors of the Company comprised solely of two (2) or more Outside Directors;

(b)	all acts and determinations relating to this Agreement shall be performed by the Committee and may not be delegated to the Chief Executive Officer, any other officer of the Company or any other person or group of persons other than in accordance with Paragraph 12(a), above; and

(c)	without limiting the foregoing and unless the Phantom Shares have been forfeited earlier, the Committee shall certify in writing as promptly as possible after the close of the Performance Period, whether, and the extent to which, the requirements of Paragraphs 2(b)(i)(A), 2(b)(ii)(A), 3(b)(i)(A) and 3(b)(ii)(A), have been met and the number of Earned Phantom Shares, if any, resulting therefrom and, following each Service Vesting Date, whether or not all material requirements of this Agreement have been satisfied by the Participant and, if so, the number of Restricted Shares vesting on each such Service Vesting Date in accordance with this Agreement.

13. No Guarantee of Tax Consequences. The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

15. Definitions and Headings. All capitalized terms in this Agreement shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement or in the glossary to this Agreement. The headings, titles and labels assigned to paragraphs and other subdivisions of this Agreement are for the convenience of the reader and shall not alter the meaning, scope or effect of any provision of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Participant has hereunto set his hand as of the day and year first above written.

HERCULES OFFSHORE, INC.

By:
Name:	James W. Noe
Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date:

PARTICIPANT

Name:
Name:	[PARTICIPANT NAME]

Date:

GLOSSARY

Certain Definitions. The following terms shall have the meanings set forth below:

(a)	“Available Days” means the consolidated days during the Performance Period between liftboats and drilling rigs where the asset is available to work.

(b)	“Available Days Phantom Shares” means all Cash-Settled Available Days Phantom Shares and all Stock-Settled Available Days Phantom Shares.

(c)	“Average Common Stock Price” means the average of the Fair Market Values of a share of Common Stock for each day during the 90-calendar day period ending on the last day of the Performance Period, taking into account only those days during the Performance Period for which a sale of a share of Common Stock has been reported on the principal national securities exchange on which the Common Stock is listed and for which a closing price is quoted.

(d)	“Cash-Settled Available Days Phantom Shares” means those Cash-Settled Phantom Shares for which vesting is conditioned upon attainment of Available Days above the Target Available Days.

(e)	“Cash-Settled Financial Performance Phantom Shares” means Cash-Settled Phantom Shares for which vesting is conditioned upon the attainment of an Average Common Stock Price above the Target Common Stock Price.

(f)	“Cash-Settled Phantom Shares” means Phantom Shares that may be settled only in cash.

(g)	“Earned Cash-Settled Available Days Phantom Shares” means all Cash-Settled Available Days Phantom Shares that vest in accordance with Paragraph 3(a)(ii) or Paragraph 4.

(h)	“Earned Cash-Settled Financial Performance Phantom Shares” means all Cash-Settled Financial Performance Phantom Shares that vest in accordance with Paragraph 3(a)(i) or Paragraph 4.

(i)	“Earned Cash-Settled Phantom Shares” means all Earned Cash-Settled Financial Performance Phantom Shares, if any, and Earned Cash-Settled Available Days Phantom Shares, if any.

(j)	“Earned Phantom Shares” means all Earned Cash-Settled Phantom Shares, if any, and all Earned Stock-Settled Phantom Shares, if any.

(k)	“Earned Stock-Settled Available Days Phantom Shares” means all Stock-Settled Available Days Phantom Shares that vest in accordance with Paragraph 2(a)(ii) or Paragraph 4.

(l)	“Earned Stock-Settled Financial Performance Phantom Shares” means all Stock-Settled Financial Performance Phantom Shares that vest in accordance with Paragraph 2(a)(i) or Paragraph 4.

(m)	“Earned Stock-Settled Phantom Shares” means all Earned Stock-Settled Financial Performance Phantom Shares, if any, and Earned Stock-Settled Available Days Phantom Shares, if any.

(n)	“Financial Performance Phantom Shares” means all Cash-Settled Financial Performance Phantom Shares and all Stock-Settled Financial Performance Phantom Shares.

(o)	“Fiscal 2012” means the fiscal year ending December 31, 2012.

(p)	“Maximum Available Days” means 31,748 Available Days.

(q)	“Maximum Common Stock Price” means $5.65 per share of Common Stock.

(r)	“Performance Certification Date” means, with respect to Financial Performance Phantom Shares, the date as of which the Committee makes its written certifications of the Average Common Stock Price, and with respect to Available Days Phantom Shares, the date as of which the Committee makes its written certifications of the number of Available Days, and its determination of whether and the extent to which the applicable Performance Requirements have been met in accordance with Paragraph 12(c) of the Agreement. Unless the Committee determines otherwise, the Performance Certification Date shall be February 28, 2013.

(s)	“Performance Period” means (i) with respect to Financial Performance Phantom Shares, the period beginning on February 28, 2012 and ending on February 27, 2013 and (ii) with respect to Available Days Phantom Shares, Fiscal 2012.

(t)	“Performance Requirement” means, in the case of:

(i)	Stock-Settled Financial Performance Phantom Shares, each of the requirements set forth in Paragraph 2(a)(i) upon which the vesting of such Phantom Shares is conditioned;

(ii)	Stock-Settled Available Days Phantom Shares, each of the requirements set forth in Paragraph 2(a)(ii) upon which the vesting of such Phantom Shares is conditioned;

(iii)	Cash-Settled Financial Performance Phantom Shares, each of the requirements set forth in Paragraph 3(a)(i) upon which the vesting of such Phantom Shares is conditioned; and

(iv)	Cash-Settled Available Days Phantom Shares, each of the requirements set forth in Paragraph 3(a)(ii) upon which the vesting of such Phantom Shares is conditioned.

(u)	“Performance Vesting Date” means the later of the last day of the Performance Period and the Performance Certification Date.

(v)	“Service Requirement” means the requirement that the Participant remain an Employee of (or, if the Participant is not an Employee, that the Participant perform services for) the Company and/or its Subsidiaries continuously from the Date of Grant until the Service Vesting Date as a condition to the vesting of Restricted Shares.

(w)	“Service Vesting Date” means each of the dates specified in Paragraph 2(d)(iii) which define the period of time following the Date of Grant that the Participant must continuously remain an Employee of (or, if the Participant is not an Employee, that the Participant perform services for) the Company and/or its Subsidiaries to satisfy the Service Requirement necessary to vest in Restricted Shares.

(x)	“Stock-Settled Available Days Phantom Shares” means those Stock-Settled Phantom Shares for which vesting is conditioned upon attainment of Available Days at or above the Threshold Available Days.

(y)	“Stock-Settled Financial Performance Phantom Shares” means Stock-Settled Phantom Shares for which vesting is conditioned upon the attainment of an Average Common Stock Price at or above the Threshold Common Stock Price.

(z)	“Stock-Settled Phantom Shares” means Phantom Shares that may be settled only in Common Stock of the Company.

(aa)	“Target Available Days” means 30,653 Available Days.

(bb)	“Target Common Stock Price” means $5.19 per share of Common Stock.

(cc)	“Termination” means the act, event or condition by or upon which a Participant ceases to be an Employee, or, if the Participant was not an Employee as of the Date of Grant, to perform services for the Company and/or its Subsidiaries.

(dd)	“Termination Date” means the day on or after the Date of Grant as of which the Participant first incurs a Termination.

(ee)	“Threshold Available Days” means 29,558 Available Days.

(ff)	“Threshold Common Stock Price” means $4.97 per share of Common Stock.